• • • • • • • • • • • • • • • • • • • • • • • •

• • • • • • •

▪

• •

• • • •

• • •

▪ ▪

▪ ▪

0 50 100 # of L oa ns Credit Score 0 40 80 120 160 200 # o f Lo a n s Coupon Rate (%)

Investor Loans, 36% Just Missed Prime, 26% Loans Made to Bank Statement Borrowers, 38%

FL, 22% CA, 35% TX, 7% GA, 3% Other, 34%

FL, 21% CA, 36% TX, 8%GA, 4% Other, 31%

• • • ‒ ‒ • • • •

• • • ‒ • • •



Angel Oak Mortgage REIT, Inc.

Second Quarter 2024 Earnings Supplement

Important Notices

References herein to our "Company," "AOMR," "we," "us," or "our" refer to Angel Oak Mortgage REIT, Inc. and its subsidiaries, including Angel Oak Mortgage Operating Partnership, LP (the "Operating Partnership"), unless the context requires otherwise. Unless otherwise indicated, the term "Angel Oak" refers collectively to Angel Oak Capital Advisors, LLC ("Angel Oak Capital") and its affiliates, including Falcons I, LLC, our external manager (our "Manager"), Angel Oak Companies, LP ("Angel Oak Companies"), and the proprietary mortgage lending platform of its affiliate, Angel Oak Mortgage Solutions LLC (together with other non-operational affiliated originators, "Angel Oak Mortgage Lending"). References to "AOMT" refer to Angel Oak Mortgage Trust, Angel Oak's securitization platform, including its subsidiaries and affiliates.

This presentation has been prepared by the Company solely for your information and may not be reproduced or redistributed, in whole or in part, to any other person. The information contained in this presentation is provided to you as a summary as of the date of this presentation and is subject to change without notice. The Company does not undertake any obligation to update this presentation to reflect actual events, circumstances or changes in expectations. This presentation was prepared based upon information believed to be reliable. However, the Company does not make any representation or warranty with regard to the accuracy or completeness of the information herein and some of such information was obtained from published sources or other third parties without independent verification.

This presentation contains certain forward-looking statements that are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of our investments. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "believe," "could," "project," "predict," "continue" or by the negative of these words and phrases or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward-looking information. Our ability to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although we believe that such forward-looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on future results and performance relative to those set forth in or implied by the related forward-looking statements, as well as on our business, financial condition, liquidity, results of operations and prospects, include, but are not limited to:

(see next page):

Important Notices

- the effects of adverse conditions or developments in the financial markets and the economy upon our ability to acquire target assets such as non-qualified residential mortgage ("non-QM") loans, particularly those sourced from Angel Oak's proprietary mortgage lending platform, Angel Oak Mortgage Lending;
- the level and volatility of prevailing interest rates and credit spreads;
- changes in our industry, inflation, interest rates, business strategies, target assets, the debt or equity markets, the general economy (or in specific regions) or the residential real estate finance and real estate markets specifically;
- general volatility of the markets in which we invest;
- changes in the availability of attractive loans and other investment opportunities, including non-QM loans sourced from Angel Oak Mortgage Lending;
- the ability of our Manager to locate suitable investments for us, manage our portfolio, and implement our strategy;
- our ability to profitably execute securitization transactions;
- our ability to obtain and maintain financing arrangements on favorable terms, or at all;
- the adequacy of collateral securing our investments and a decline in the fair value of our investments;
- the timing of cash flows, if any, from our investments;
- the operating performance, liquidity, and financial condition of borrowers;
- increased rates of default and/or decreased recovery rates on our investments;
- changes in prepayment rates on our investments;
- the departure of any of the members of senior management of the Company, our Manager, or Angel Oak;
- the availability of qualified personnel;
- conflicts with Angel Oak, including our Manager and its personnel, including our officers, and entities managed by Angel Oak;
- events, contemplated or otherwise, such as acts of God, including hurricanes, earthquakes, and other natural disasters, including those resulting from global climate change, pandemics, acts of war or terrorism, the initiation or escalation of military conflicts (such as the Russian invasion of Ukraine), and others that may cause unanticipated and uninsured performance declines, disruptions in markets, and/or losses to us or the owners and operators of the real estate securing our investments;
- impact of and changes in governmental regulations, tax laws and rates, accounting principles and policies and similar matters;
- the level of governmental involvement in the U.S. mortgage market;
- future changes with respect to the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation in the mortgage market and related events, including the lack of certainty as to the future roles of these entities and the U.S. Government in the mortgage market and changes to legislation and regulations affecting these entities;
- effects of hedging instruments on our target assets and our returns, and the degree to which our hedging strategies may or may not protect us from interest rate volatility;
- our ability to make distributions to our stockholders in the future at the level contemplated by our stockholders or the market generally, or at all;
- our ability to continue to qualify as a real estate investment trust for U.S. federal income tax purposes; and
- our ability to maintain our exclusion from regulation as an investment company under the Investment Company Act of 1940, as amended.

Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views only as of the date of this presentation. Actual results and performance may differ materially from those set forth in or implied by our forward-looking statements. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by applicable law, we assume no obligation, and do not intend to, update or otherwise revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

Q2 2024 Highlights & Financial Results

Q2 Financial Results

Net Interest Income expands by 47% versus Q2 2023 and 10% versus Q1 2024, demonstrating profitable loan acquisitions, consistent securitization execution, and effective capital management

Q2 Net Interest Income ("NII")	Q2 2024 NII of \$9.5MM versus Q2 2023 NII of \$6.5MM, an expansion of 47%; 10% expansion versus Q1 2024
Q2 GAAP & Distributable Earnings per Share ("EPS") [1]	GAAP EPS: (\$0.01) / common share Dist. EPS: (\$0.09) / common share
Q2 GAAP / Economic Book Value ("BV") [1]	GAAP BV: \$10.23 / common share Economic BV: \$13.16 / common share
Dividend	Declared dividend of \$0.32 / common share payable on August 30, 2024

KEY COMMENTARY

- Net Interest Income continues to increase and operating expenses remain at a low level; NII grew 47% versus Q2 2023 and 10% quarter over quarter
- Subsequent to quarter-end, completed \$50 million senior unsecured debt issuance; majority of proceeds to be invested in newly-originated non-QM loan purchases to accelerate earnings growth of portfolio
- Residential whole loan portfolio coupon was **7.71%** as of June 30, 2024, an increase of 60bps versus March 31, 2024 and 287bps versus June 30, 2023
- The Company purchased \$114.4MM of loans with a weighted average coupon ("WAC") of 7.93%, weighted average loan-to-value ratio ("LTV") of 70.4%, and a weighted average credit score of 757
- Credit performance of the portfolio remains strong; weighted average delinquency rate across residential whole loans, loans in securitization trust, and RMBS portfolios is currently **1.7%**[2]
- GAAP Book Value decreased **(3.0)%** and Economic Book Value decreased **(4.5)%** versus Q1 2024
- The Company was sole contributor to the AOMT 2024-4 securitization and participated in AOMT 2024-6, contributing loans with a total unpaid principal balance of \$323MM

[1] See Appendix for definition and reconciliation to comparable GAAP metrics.
[2] Based on % of unpaid principal balance that is 90+ days delinquent across Whole Loans, RMBS, and Residential Loans In Securitization Trust

Interest Income and Average Asset Balances

$000s	Q2 2024 Interest Income / Expense	Q2 2024 Average Balance	Q2 2024 Implied Annual Yield	Q2 2023 Interest Income / Expense	Q2 2023 Average Balance	Q2 2023 Implied Annual Yield
Interest Income						
Residential Loans	$ 2,834	$ 195,819	5.8%	$ 6,493	$ 483,701	5.4%
Residential Loans in Securitization Trust	18,725	1,390,998	5.4%	12,325	1,074,924	4.6%
Commercial Loans	104	5,220	8.0%	277	9,511	11.7%
RMBS and Majority-Owned Affiliate	3,260	145,858	8.9%	3,228	181,464	7.1%
CMBS	262	6,539	16.0%	327	6,673	19.6%
US Treasury Securities	260	20,000	5.2%	478	58,830	3.3%
Other Interest Income	457	38,469	4.8%	635	39,145	6.5%
Total Interest Income	**$ 25,902**			**$ 23,763**		
Interest Expense						
Notes Payable	$ 1,638	$ 125,951	5.2%	$ 8,509	$ 385,602	8.8%
Non-Recourse Securitization Obligation	13,695	1,323,055	4.1%	7,518	1,053,686	2.9%
Repurchase Facilities	1,106	66,804	6.6%	1,284	101,730	5.0%
Total Interest Expense	**$ 16,439**			**$ 17,311**		
Net Interest Income	**$ 9,463**			**$ 6,452**		

Whole Loan Coupon Trend

Whole Loan Coupon growth drives increased Net Interest Margin, reduces valuation risk, and supports future securitization execution.

- Following the AOMT 2024-4 securitization, purchases of current-market loans replenished the whole loan portfolio and drove the weighted average coupon to 7.71% as of the end of Q2 2024
- Proceeds from July's senior unsecured debt issuance are being used to purchase additional current-market loan purchases for our next securitization

Whole Loan Portfolio Weighted Average Coupon Rate[1]



4.52%
4.68%
4.72%
4.80%
4.63%
4.84%
5.83%
6.78%
7.11%
7.71%
Mar 22
Jun 22
Sep 22
Dec 22
Mar 23
Jun 23
Sep 23
Dec 23
Mar 24
Jun 24

[1] "Current" is an estimate as of July 30, 2024 and includes committed purchases. All other data is presented as of the applicable period-end date.

Recourse Debt to Equity Trend

KEY COMMENTARY

- As of today, our Recourse Debt to Equity Ratio is approximately 0.9x. This incorporates the maturity of US Treasuries and their corresponding repurchase agreements held at the end of the second quarter, as well as the senior unsecured debt issued in July and subsequent share repurchase
  - Our July unsecured senior notes issuance adds approximately one quarter-turn in recourse debt to equity and does not contain corporate level covenants
  - Our Recourse Debt to Equity Ratio is likely to increase as we continue to purchase newly originated loans; we expect to remain under 2.5x going forward

Notes Payable vs. Recourse Debt[1] to Equity Trend
($ millions)



850
650
450
250
50
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
2.9x
640
3.6x
2.0x
439
2.5x
1.2x
234
1.7x
1.0x
198
1.9x
1.3x
291
1.8x
1.3x
284
1.2x
0.9x
101
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Notes Payable
Total Recourse Debt to Equity
Recourse Debt to Equity excl. US Treasury Bill Repurchase Agreements

[1] Recourse debt excludes Non-Recourse Financing Obligations, collateralized by residential loans in securitization trusts

Distributable Earnings

	Three Months Ended	
	June 30, 2024	June 30, 2023
	(in thousands)	
Net income (loss) allocable to common stockholders	$ (273)	$ (3,688)
Adjustments:		
Net unrealized (gains) losses on trading securities	1,813	3,882
Net unrealized (gains) losses on derivatives	(2,592)	(12,179)
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	2,579	4,777
Net unrealized (gains) losses on residential loans	(4,431)	3,278
Net unrealized (gains) losses on commercial loans	(27)	(136)
Non-cash equity compensation expense	630	207
Distributable Earnings	**$ (2,301)**	**$ (3,859)**

Key Commentary

- Distributable Earnings includes realized losses stemming from loans contributed to a comingled securitization (AOMT 2024-6), but excludes the offsetting unrealized gains on those loans
- Additionally, Distributable Earnings excludes offsetting unrealized gains on derivatives used to hedge interest rate risk

Note: Please see Appendix for the Company's definition of Distributable Earnings.

AOMR 2024-4 Securitization

In April, AOMR was the sole participant in the $299.8MM AOMT 2024-4 securitization with a 7.4% Weighted Average Coupon

2024-4 Securitization Details at Issuance

Class	Total Balance	Balance Sold	Initial Coupon	Fair Market Value
A1	$219,777,000	$219,777,000	6.20%	$219,774,538
A2	$15,591,000	$15,591,000	6.40%	$15,590,807
A3	$25,486,000	$25,486,000	6.50%	$25,485,997
M1	$13,942,000	$13,942,000	6.81%	$13,941,798
B1	$4,648,000			$4,103,288
B2	$10,644,000			$9,077,568
B3	$9,744,670			$7,660,663
XS	$299,832,670			$3,643,627
A-IO-S	$299,832,670			$2,705,090
Total	**$299,832,670**	**$274,796,000**		**$301,983,377**

KEY COMMENTARY

- $299.8MM Securitization; Face Value of securities sold $274.8MM
- **7.36%** weighted average coupon of loans
- The A1 through M1 tranches were sold, with the Company retaining the economics of the unsold tranches
- Weighted average credit score: **748**; weighted average LTV: **69.8%**

Target Asset Composition



Target Asset Composition[1,2]
($ millions)
2,112
2,026
2,085
2,101
2,033
1,892
523
471
595
488
463
285
1,029
1,242
1,194
1,221
1,201
1,448
544
297
284
380
368
159
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Residential Whole Loans
Residential Loans in Securitization Trust
RMBS & Investment in MOA

Key Commentary

- A decrease in Whole Pool RMBS holdings at month-end (held for REIT test purposes) drove the net decrease in target assets versus the prior quarter
- Residential Whole Loans and Residential Loans in Securitization Trust increased by approximately $38MM versus the prior quarter, driven by new loan purchases and offset by loan paydowns
- We do not expect the Residential Whole Loan portfolio balance to grow above what we believe we can securitize in approximately two securitizations

[1] Reflects Target Asset Balances as of quarter end, which includes Residential Loans, Residential Loans in Securitization Trust, RMBS, Investment in majority-owned affiliate ("MOA"), Commercial Loans, and CMBS

[2] The balance of Commercial Loans and CMBS represents the difference between displayed totals and the sum of Residential Loans, Residential Loans in Securitization Trust, RMBS, and Investment in MOA

GAAP Book Value



$10.55
($0.32)
(3.0%)
0.0%
$0.00
$10.23
3/31/2024 BV
Q2 2024 Dividend
Q2 2024 BV Change[1]
6/30/2024 BV

GAAP Book Value Growth Drivers & Highlights

- GAAP Book Value decreased by ($0.32), or (3.0%), versus the prior quarter
  - GAAP Book Value grew by 9.6% in the twelve months since Q2 2023
- GAAP Book Value was flat excluding dividends paid in Q2 2024, supported by profitable earnings growth and offset by valuation headwinds, mainly due to upticks in prepayment speeds.

[1] Excluding quarterly dividend impact

Economic Book Value



$13.78
($0.32)
(2.3%)
($0.30)
(2.2%)
$13.16
3/31/2024 EBV
Q2 2024 Dividend
Q2 2024 EBV Change [1]
6/30/2024 EBV

Economic Book Value Growth Drivers & Highlights

- Economic Book Value[2] decreased by $0.62/share, or 4.5%, in Q2 2024 versus the prior quarter
  - Economic Book Value reflects the impact of fair value changes for retained bonds associated with loans in securitization trusts
- Economic Book Value is flat in the twelve months since Q2 2023

[1] Excluding quarterly dividend impact
[2] See Appendix for definition and reconciliation to comparable GAAP metrics

Key Portfolio Statistics

Key Portfolio Statistics: Residential Loans

RESIDENTIAL LOAN PORTFOLIO:

Residential Loans represent individual loans awaiting securitization

Total Fair Value: $158.9MM

Weighted Average Coupon: 7.71%

Weighted Average LTV at Origination: 70.7%

Weighted Average FICO Score at Loan Origination: 752

% of Loans 90+ Days Delinquent (based on Unpaid Principal Balance): 1.5%

Residential Loan Portfolio Credit Score Distribution



100
50
0
# of Loans
621-640
641-660
661-680
681-700
701-720
721-740
741-760
761-780
781-800
801+
Credit Score

Residential Loans by Borrower Type



Full Documentation and Other Loans, 26%
Loans Made to Bank Statement Borrowers, 38%
Investor Loans, 36%

Residential Loan Geographic Diversification



Other, 27%
FL, 35%
NY, 7%
TX, 8%
GA, 10%
CA, 13%

Residential Loan Portfolio Coupon Rate Distribution



200
160
120
80
40
0
# of Loans
< 3.499
3.5-3.999
4-4.499
4.5-4.999
5-5.499
5.5-5.999
6-6.499
6.5-6.999
7-7.499
7.5-7.999
8.0 +
Coupon Rate (%)

As of June 30, 2024

No state in "Other" represents more than a 3% concentration of the residential mortgage loans that we owned directly as of June 30, 2024; percentages may not total to 100% due to rounding

Key Portfolio Statistics: Residential Loans by Product Type Detail



Residential Loans by Product
Loans Made to Bank Statement Borrowers, 38%
Investor Loans, 36%
Just Missed Prime, 26%



Weighted Average Credit Score by Product
810
770
730
690
650
Q2 2021 Q4 2021 Q2 2022 Q4 2022 Q2 2023 Q4 2023 Q2 2024
FD ICF BS



Weighted Average LTV by Product
78%
75%
72%
69%
66%
63%
Q2 2021 Q4 2021 Q2 2022 Q4 2022 Q2 2023 Q4 2023 Q2 2024
FD ICF BS



Weighted Average Coupon by Product
8.5%
8.0%
7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
Q2 2021 Q4 2021 Q2 2022 Q4 2022 Q2 2023 Q4 2023 Q2 2024
FD ICF BS

As of June 30, 2024
FD: Full Documentation, Just Missed Prime
BS: Bank Statement Borrower
ICF: Investor Loans

Key Portfolio Statistics: Loans in Securitization Trust

$000s	Vintage 2021	Vintage 2022	Vintage 2023	Vintage 2024	Total / Weighted Average
UPB of loans	$ 429,114	$ 577,801	$ 264,162	$ 283,705	$ 1,554,781
Number of loans	1,090	1,330	574	674	3,668
Weighted Average Loan Coupon	4.79%	4.62%	4.50%	7.32%	5.14%
Average Loan Amount	$ 394	$ 434	$ 460	$ 421	$ 425
Weighted Average LTV at loan origination and deal date	67%	68%	68%	68%	68%
Weighted Average Credit Score at loan origination and deal date	746	742	733	737	741
Current 3 month CPR[1]	9.7%	12.6%	6.3%	6.3%	9.6%
90+ Delinquency (as a % of Current UPB)	1.6%	1.6%	1.1%	0.0%	1.2%

Loans in Securitization Trust Geographic Diversification



FL, 22%
Other, 34%
CA, 35%
GA, 3%
TX, 7%

As of June 30, 2024
No state in "Other" represents more than a 3% concentration in the underlying collateral; percentages may not total to 100% due to rounding
[1] CPR is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year

Key Portfolio Statistics: RMBS & Residential Loans in Sec. Trust

RMBS & RESIDENTIAL LOANS IN SECURITIZATION TRUST PORTFOLIO:

Includes (1) legacy retained tranches of securitizations that AOMR was not a sole contributor to, (2) RMBS purchased in the secondary market (if any), and (3) Residential Loans in Securitization Trust.

Total Fair Value: $1,534MM

Weighted Average Coupon[1]: 5.4%

Weighted Average LTV[1]: 68.9%

90 Day Delinquency (as a % of UPB)[1]: 1.75%

Portfolio LTV Trend[1]



75%
74%
73%
72%
71%
70%
69%
68%
Jun 21
Sep 21
Dec 21
Mar 22
Jun 22
Sep 22
Dec 22
Mar 23
Jun 23
Sep 23
Dec 23
Mar 24
Jun 24

90+ Day Delinquency Trend[1,2]



8%
6%
4%
2%
0%
Jun 21
Sep 21
Dec 21
Mar 22
Jun 22
Sep 22
Dec 22
Mar 23
Jun 23
Sep 23
Dec 23
Mar 24
Jun 24

Portfolio Geographic Diversification[1]



FL, 21%
Other, 31%
CA, 36%
GA, 4%
TX, 8%

As of June 30, 2024

No state in "Other" represents more than a 4% concentration of the underlying collateral

[1] Based on UPB of entire RMBS and Residential Loans In Securitization Trust; does not include Whole Pool RMBS.

[2] As % of Original UPB.

Appendix

The AOMR Model

AOMR seeks to generate attractive risk-adjusted returns and long-term capital appreciation to deliver attractive total economic return to our shareholders

Loan Acquisition	Source and purchase high-quality, non-QM loans **leveraging the infrastructure, scale, and expertise of the Angel Oak ecosystem**
Securitization Financing	Target approximately **one securitization per quarter** to lock in funding term and rates and provide capital for additional loan purchases
Growing Book Value	Seek to consistently grow asset base of loans and securities to **drive increasing returns**
Quarterly Dividend	Intend to declare quarterly dividends that **balance shareholder income and long-term book value appreciation**
Holistic Portfolio Management	Effectively **identify, assess, and act upon key opportunities and risks** in appropriate markets
Long-Term Focus	**AOMR is a business, not a trade** – management will make key decisions in the **best long-term interest of our shareholders**

AOMR Investment Strategy

Our acquisition, securitization, and reinvestment processes enable us to consistently deliver on our business model

- AOMR's relationship with Angel Oak Companies enables AOMR to purchase high-quality loans tailored to its desired profile
- Non-QM loans offer an attractive risk-adjusted return in a growing market segment


ACQUIRE PREDOMINANTLY NON-QM LOANS
SECURITIZE LOANS
RETAIN PORTIONS OF SECURITIZATION
REINVEST

- Utilize structural term leverage from securitizations, portfolio returns, and loan financing facilities to purchase high quality non-QM loans
- Utilize the breadth and depth of Angel Oak to act upon key market opportunities and risks

- Securitization enables us to:
  - Secure a fixed cost of financing
  - Replace largely mark-to-market financial leverage with term structural leverage

- Typically retain the bottom 5-10% of market value of the securitization
- Retention of subordinated and interest-only tranches can drive higher returns without additional financial leverage

Illustrative Securitization Structure



Senior Bonds
(AAA, AA, A rating)
~85 - 90%
of the deal
Mezzanine Bonds
(BBB, BB, B rating)
~5 - 10% of
the deal
Junior Equity
(unrated)
Interest Only
~0 - 10% of
the deal

KEY CHARACTERISTICS

- Senior and mezzanine bonds receive a fixed coupon
- Junior bonds receive the net Weighted Average Coupon of collateral
- Interest-only tranches receive remaining excess spread between the collateral pool and the coupon on the senior, mezzanine, and junior bonds
  - This excess spread is sensitive to prepayments
- Bonds can typically be called after two to three years

- Angel Oak intends to retain bonds where it finds the best relative value, which may include Subordinated Bonds, Junior Equity (credit sensitive), and IO Bonds (prepayment sensitive)
- Retaining these bonds creates a natural hedge in the portfolio as the B2 and B3 bonds tend to perform well in a faster prepayment environment, whereas the XS and AIOS interest only bonds tend to experience reduced cash flows

Appendix: Income Statement (Unaudited)

(in thousands)	For the Three Months Ended June 30, 2024	For the Three Months Ended June 30, 2023
INTEREST INCOME, NET		
Interest income	$ 25,902	$ 23,763
Interest expense	16,439	17,311
NET INTEREST INCOME	9,463	6,452
REALIZED AND UNREALIZED GAINS(LOSSES), NET		
Net realized gain (loss) on mortgage loans, derivative contracts, RMBS, and CMBS	(6,770)	(4,169)
Net unrealized gain (loss) on trading securities, mortgage loans, portion of debt at fair value option, and derivative contracts	2,658	379
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET	(4,112)	(3,790)
EXPENSES		
Operating expenses	1,333	2,214
Operating expenses incurred with affiliate	456	607
Due diligence and transaction costs	359	21
Stock compensation	630	207
Securitization costs	1,410	1,027
Management fee incurred with affiliate	1,294	1,493
TOTAL OPERATING EXPENSES	5,482	5,569
INCOME (LOSS) BEFORE INCOME TAXES	(131)	(2,907)
Income tax expense (benefit)	142	781
NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS	$ (273)	$ (3,688)
Other comprehensive income (loss)	125	(242)
TOTAL COMPREHENSIVE INCOME (LOSS)	$ (148)	$ (3,930)

Appendix: Consolidated Balance Sheet (Unaudited)

	As of:	
	June 30, 2024	December 31, 2023
	(in thousands, except for share data)	
ASSETS		
Residential mortgage loans - at fair value	$ 158,940	$ 380,040
Residential mortgage loans in securitization trusts - at fair value	1,447,901	1,221,067
RMBS - at fair value	266,752	472,058
U.S. Treasury securities - at fair value	149,957	149,927
Cash and cash equivalents	43,956	41,625
Restricted cash	2,146	2,871
Principal and interest receivable	6,174	7,501
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value	1,702	-
Other assets	36,246	32,922
Total assets	$ 2,113,774	$ 2,308,011

Appendix: Consolidated Balance Sheet Cont. (Unaudited)

	As of:			
	June 30, 2024		December 31, 2023	
	(in thousands, except for share data)			
LIABILITIES AND STOCKHOLDERS' EQUITY				
LIABILITIES				
Notes payable	$	101,200	$	290,610
Non-recourse securitization obligation, collateralized by residential loans in securitization trusts		1,372,272		1,169,154
Securities sold under agreements to repurchase		201,051		193,656
Unrealized depreciation on TBAs and interest rate futures contracts - at fair value		-		1,334
Due to broker		181,847		391,964
Accrued expenses		653		985
Accrued expenses payable to affiliate		397		748
Interest payable		460		820
Income taxes payable		78		1,241
Management fee payable to affiliate		10		1,393
Total liabilities	$	1,857,968	$	2,051,905
STOCKHOLDERS' EQUITY				
Common stock, $0.01 par value. As of June 30, 2024: 350,000,000 shares authorized, 24,998,549 shares issued and outstanding. As of December 31, 2023: 350,000,000 shares authorized, 24,965,274shares issued and outstanding.		249		249
Additional paid-in capital		478,328		477,068
Accumulated other comprehensive (loss)		(3,147)		(4,975)
Retained earnings (deficit)		(219,624)		(216,236)
Total stockholders' equity	$	255,806	$	256,106
Total liabilities and stockholders' equity	$	2,113,774	$	2,308,011

Appendix: GAAP Reconciliation of Distributable Earnings

	Three Months Ended	
	June 30, 2024	June 30, 2023
	(in thousands)	
Net income (loss) allocable to common stockholders	$ (273)	$ (3,688)
Adjustments:		
Net unrealized (gains) losses on trading securities	1,813	3,882
Net unrealized (gains) losses on derivatives	(2,592)	(12,179)
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	2,579	4,777
Net unrealized (gains) losses on residential loans	(4,431)	3,278
Net unrealized (gains) losses on commercial loans	(27)	(136)
Non-cash equity compensation expense	630	207
Distributable Earnings	$ (2,301)	$ (3,859)

Distributable Earnings is a non-GAAP measure and is defined as net income (loss) allocable to common stockholders as calculated in accordance with GAAP, excluding (1) unrealized gains and losses on our aggregate portfolio, (2) impairment losses, (3) extinguishment of debt, (4) non-cash equity compensation expense, (5) the incentive fee earned by our Manager, (6) realized gains or losses on swap terminations and (7) certain other nonrecurring gains or losses. We believe that the presentation of Distributable Earnings provides investors with a useful measure to facilitate comparisons of financial performance among our REIT peers but has important limitations. We believe Distributable Earnings as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distributable Earnings should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings may not be comparable to similar measures presented by other REITs.

Appendix: GAAP Reconciliation of Economic Book Value (Unaudited)

	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
	in thousands, except for share and per share data				
GAAP total stockholders' equity	255,806	263,324	256,106	231,802	232,676
Adjustments:					
Fair value adjustment for securitized debt held at amortized cost	73,053	80,599	81,942	97,592	95,326
Stockholders' equity including economic book value adjustments	$ 328,859	$ 343,923	$ 338,048	$ 329,394	$ 328,002
Number of common shares outstanding at period end	24,998,549	24,965,274	24,965,274	24,955,566	24,924,886
GAAP Book value per common share	$ 10.23	$ 10.55	$ 10.26	$ 9.29	$ 9.34
Economic book value per common share	$ 13.16	$ 13.78	$ 13.54	$ 13.20	$ 13.16

"Economic book value" is a non-GAAP financial measure of our financial position. To calculate our economic book value, the portions of our non-recourse financing obligation held at amortized cost are adjusted to fair value. These adjustments are also reflected in the table above in our end of period total stockholders' equity. Management considers economic book value to provide investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for our legally held retained bonds, irrespective of the accounting model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for book value per share of common stock or stockholders' equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies.

Condensed Income Statement History (Unaudited)

(in thousands)	FY21	FY22	1Q23	2Q23	3Q23	4Q23	FY23	1Q24	2Q24
Interest Income	60,555	115,544	23,740	23,763	23,900	24,550	95,953	25,212	25,902
Interest Expense	11,476	63,024	16,941	17,311	16,490	16,310	67,052	16,633	16,439
NET INTEREST INCOME	**49,079**	**52,520**	**6,799**	**6,452**	**7,410**	**8,240**	**28,901**	**8,579**	**9,463**
Net realized gain (loss) on mortgage loans, deritivate contracts, RMBS, and CMBS	(4,926)	(8,717)	(10,843)	(4,169)	(12,044)	(10,470)	(37,526)	(1,422)	(6,770)
Net unrealized gain (loss) on mortgage loans, debt at fair value option, and derivative contracts	(2,392)	(201,753)	10,190	379	17,299	35,621	63,489	10,684	2,658
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET	**(7,318)**	**(210,470)**	**(653)**	**(3,790)**	**5,255**	**25,151**	**25,963**	**9,262**	**(4,112)**
Operating expenses	11,439	16,651	2,670	2,842	2,084	2,293	9,889	2,563	2,148
Stock compensation	1,715	5,753	541	207	447	494	1,689	630	630
Securitization costs	-	3,137	883	1,027	416	158	2,484	174	1,410
Management fee incurred with affiliate	5,894	7,799	1,522	1,493	1,445	1,382	5,842	1,313	1,294
EXPENSES	**19,048**	**33,340**	**5,616**	**5,569**	**4,392**	**4,327**	**19,904**	**4,680**	**5,482**
INCOME (LOSS) BEFORE TAXES	**22,713**	**(191,290)**	**530**	**(2,907)**	**8,273**	**29,064**	**34,960**	**13,161**	**(131)**
Income tax expense (benefit)	1,600	(3,457)	-	781	-	465	1,246	287	142
NET INCOME (LOSS)	**21,113**	**(187,833)**	**530**	**(3,688)**	**8,273**	**28,599**	**33,714**	**12,874**	**(273)**
Preferred dividends	(15)	(14)	-	-	-	-	-	-	-
NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS	**21,098**	**(187,847)**	**530**	**(3,688)**	**8,273**	**28,599**	**33,714**	**12,874**	**(273)**
Other comprehensive income (loss)	4,039	(24,127)	14,804	(242)	(1,607)	3,197	16,152	1,703	125
TOTAL COMPREHENSIVE INCOME (LOSS)	**25,137**	**(211,974)**	**15,334**	**(3,930)**	**6,666**	**31,796**	**49,866**	**14,577**	**(148)**

Balance Sheet History (Unaudited)

(in thousands)	4Q21	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24
Assets:								
Residential Mortgage Loans - at fair value	1,061,912	770,982	544,436	296,529	284,383	380,040	368,446	158,940
Residential mortgage loans in securitization trusts - at fair value	667,365	1,027,442	1,028,768	1,241,994	1,194,119	1,221,067	1,201,210	1,447,901
Commercial mortgage loans - at fair value	18,664	9,458	9,460	9,589	5,219	-	-	-
RMBS - at fair value	485,634	1,055,338	522,887	459,972	579,985	472,058	445,136	266,752
CMBS - at fair value	10,756	6,111	6,480	6,853	6,338	-	-	-
U.S. Treasury Securities - at fair value	249,999	-	399,632	299,581	149,906	149,927	149,805	149,957
Cash and cash equivalents	40,801	29,272	36,772	59,140	41,894	41,625	39,421	43,956
Restricted cash	11,508	10,589	20,845	9,577	1,068	2,871	2,799	2,146
Principal and interest receivable	25,984	17,497	13,645	9,836	4,691	7,501	10,591	6,174
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value	2,428	14,756	-	3,294	7,857	-	-	1,702
Other assets	2,878	4,767	16,244	17,418	20,140	32,922	34,547	36,246
Total Assets	**2,577,929**	**2,946,212**	**2,599,169**	**2,413,783**	**2,295,600**	**2,308,011**	**2,251,955**	**2,113,774**
Liabilities:								
Notes payable	853,408	639,870	439,252	233,970	197,797	290,610	284,002	101,200
Non-recourse securitization obligation, collateralized by residential loans in securitization trusts	616,557	1,003,485	1,012,704	1,211,441	1,161,296	1,169,154	1,146,641	1,372,272
Securities sold under agreements to repurchase	609,251	52,544	442,214	340,701	188,101	193,656	193,493	201,051
Due to broker	-	1,006,022	447,568	390,380	511,953	391,964	359,892	181,847
Unrealized depreciation on TBAs and interest rate futures contracts - at fair value	728	-	8,417	-	-	1,334	889	-
Accrued expenses	442	1,288	652	1,372	1,540	985	1,119	653
Accrued expenses payable to affiliate	1,425	2,006	1,184	1,055	985	748	257	397
Interest payable	1,283	2,551	1,281	705	671	820	800	460
Income taxes payable	1,600	-	-	-	-	1,241	1,528	78
Management fee payable to affiliate	1,845	1,967	1,519	1,483	1,455	1,393	10	10
Total Liabilities	**2,086,539**	**2,709,733**	**2,354,791**	**2,181,107**	**2,063,798**	**2,051,905**	**1,988,631**	**1,857,968**
Equity:								
Preferred stock	101	-	-	-	-	-	-	-
Common stock	252	249	249	249	249	249	249	249
Additional paid in capital	476,510	475,379	475,920	476,127	476,574	477,068	477,698	478,328
Accumulated other comprehensive income (loss)	3,000	(21,127)	(6,323)	(6,565)	(8,172)	(4,975)	(3,272)	(3,147)
Retained (deficit) earnings	11,527	(218,022)	(225,468)	(237,135)	(236,849)	(216,236)	(211,351)	(219,624)
Total Stockholders Equity	**491,390**	**236,479**	**244,378**	**232,676**	**231,802**	**256,106**	**263,324**	**255,806**
Total Liabilities and Equity	**2,577,929**	**2,946,212**	**2,599,169**	**2,413,783**	**2,295,600**	**2,308,011**	**2,251,955**	**2,113,774**